UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    January 29, 2004
                                                    ----------------

Commission file number    33-47248
                          --------

                            SLADE'S FERRY BANCORP
                            ---------------------
           (Exact name of registrant as specified in its charter)

         Massachusetts                                    04-3061936
         -------------                                    ----------
(State or other jurisdiction of                         I.R.S. Employer
 incorporation or organization)                     (Identification Number)

100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                                     02726
------------------------                                    -----
(Address of Principal Executive Offices)                  (Zip Code)

                                (508)675-2121
            (Registrant's Telephone Number, including Area Code)

                    ____________________________________
        (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

(c)   Exhibits - See Exhibit Index.

Item 9 and 12.  Results of Operation and Financial Condition

      Slade's Ferry Bancorp issued a press release January 29, 2004 disclosing certain information concerning its fourth quarter results of operation and financial condition. A copy of that press release is attached as an exhibit hereto.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP
                                       ------------------------------------
                                       (Registrant)

January 29, 2004                       By   /s/ Deborah A. McLaughlin
----------------                            -------------------------------
(Date)                                      Deborah A. McLaughlin
                                            Vice President and Chief
                                            Financial Officer


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

20.1 January 29, 2004 press release announcing certain information concerning fourth quarter results of operation and financial condition


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